UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
June 21, 2006

SUB-URBAN BRANDS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-109903	47-0926492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8723 Bellanca Ave, Bldg A, Los Angeles, CA	90045
(Address of Principal Executive Offices)	(Zip Code)

(310) 670-0132
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 21, 2007, the Company announced the resignation of Jack Mott as Chief Financial Officer and Chief Operating Officer of the Company. Joe Shortal, Chief Executive Officer of the Company, will temporarily assume the duties of CFO and COO. There was no disagreement or dispute between Mr. Mott and the Company which led to his resignation.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Sub-Urban Brands, Inc.

Date: June 26, 2007	By:	/s/ Joe Shortal
Joe Shortal
Chief Executive Officer